---------------------------------------------------

DIRECTORS                                                 OFFICERS
Barton M. Biggs                                           James W. Grisham
CHAIRMAN OF THE BOARD                                     VICE PRESIDENT
  Chairman and Director, Morgan StanleyAsset Management   Michael F. Klein
  Inc. and Morgan Stanley Asset Management Limited;       VICE PRESIDENT
  Managing Director, Morgan Stanley & Co. Incorporated;   Harold J. Schaaff, Jr.
  Director, Morgan Stanley Group Inc.                     VICE PRESIDENT
Frederick B. Whittemore                                   Joseph P. Stadler
VICE-CHAIRMAN OF THE BOARD                                VICE PRESIDENT
  Advisory Director, Morgan Stanley & Co. Incorporated    Valerie Y. Lewis
Warren J. Olsen                                           SECRETARY
DIRECTOR AND PRESIDENT                                    Karl O. Hartmann
  Principal, Morgan Stanley Asset Management Inc. and     ASSISTANT SECRETARY
  Morgan Stanley & Co. Incorporated                       James R. Rooney
John D. Barrett II                                        TREASURER
Chairman and Director,                                    Joanna M. Haigney
Barrett Associates, Inc.                                  ASSISTANT TREASURER
Gerard E. Jones
Partner, Richards & O'Neil LLP
Andrew McNally IV
Chairman and Chief Executive Officer, Rand McNally
Samuel T. Reeves
Chairman of the Board and CEO, Pinacle L.L.C.
Fergus Reid
Chairman and Chief Executive Officer, LumeLite
Corporation
Frederick O. Robertshaw
Of Counsel, Bryan, Cave

------------------------------------------------------------------
INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
---------------------------------------------------------
DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1251 Avenue of the Americas
New York, New York 10020
---------------------------------------------------------
CUSTODIANS
The Chase Manhattan Bank
770 Broadway
New York, New York 10003

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11210
---------------------------------------------------------
LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
2000 One Logan Square
Philadelphia, Pennsylvania 19103
---------------------------------------------------------
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

---------------------------------------------------------
For current performance, current net asset value, or for assistance with your account, please contact the Fund at (800) 548-7786. This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc.

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.
       P.O. Box 2798
       Boston, MA 02208-2798

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.

                          AGGRESSIVE EQUITY PORTFOLIO
                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 1996

LETTER TO SHAREHOLDERS
-------

The Aggressive Equity Portfolio seeks long-term capital appreciation through a concentrated, non-diversified portfolio of U.S. equity securities. Short sales and options can be used to enhance performance. It is anticipated that the Portfolio will hold thirty names or less, although it may hold more from time to time.

For the nine month period ended September 30, 1996, the Portfolio had a total return of 28.38% for the Class A shares and 27.33% for the Class B shares, as compared to a total return of 12.85% for the Lipper Capital Appreciation Index and 13.49% for the S&P 500 Index for the same period. The average annual total return for the twelve months ended September 30, 1996 and for the period from inception on March 8, 1995 through September 30,

PERFORMANCE COMPARED TO THE LIPPER CAPITAL
APPRECIATION INDEX AND THE S&P 500 INDEX(1)
----------------------------------------------------

                                          TOTAL RETURNS(2)
                               ---------------------------------------
                                                      AVERAGE ANNUAL
                                  YTD     ONE YEAR    SINCE INCEPTION
                               ---------  ---------  -----------------
PORTFOLIO--CLASS A...........      28.38%     36.77%         46.20%
PORTFOLIO--CLASS B(3)........      27.33        N/A            N/A
LIPPER CAP. APPRECIATION
 INDEX.......................      12.85      14.79          25.06
S&P 500 INDEX................      13.49      20.31          28.28

1. The Lipper Capital Appreciation Index is a composite of mutual funds managed for maximum capital gains. The S&P 500 Index is an unmanaged index of common stocks.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

3.  The Portfolio began offering Class B shares on January 2, 1996.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------

THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

1996 was 36.77% and 46.20%, respectively, for the Class A shares, as compared to 14.79% and 25.06%, respectively, for the Lipper Capital Appreciation Index and 20.31% and 28.28%, respectively, for the S&P 500 Index.

The top ten holdings accounted for approximately 64% of the Portfolio's net assets at September 30, underscoring the high degree of concentration employed. The largest position was Philip Morris, at 14.0% of net assets. Philip Morris has been a large position since the Portfolio's inception in March 1995. But when the tobacco group sold off in March and April of this year on investor concerns over political and legal issues, and Philip Morris traded down into the mid-$80s, we took advantage of our ability to concentrate and went to approximately 22% of net assets in this stock. To us, the risk/ reward at that point was overwhelming because: business trends were great; EPS estimates were rising; the company was taking advantage of weakness to accelerate share repurchases; and non-tobacco consumer staple growth stocks were rising, making the relative valuation of Philip Morris extremely compelling. From the low point in April, the stock rallied 25%, which began to look particularly rewarding in June, when many high flying and widely owned growth stocks were crushed.

As June and July unfolded, we took advantage of the carnage in high beta, high growth issues to add to positions such as Boston Chicken and HFS and to add new issues such as GTECH, the leading supplier of computerized on-line lottery systems, and International Game Technology, the largest manufacturer of casino gaming products (slot machines). To fund these purchases, we were selling lower beta issues such as Philip Morris, which were rallying.

Subsequently, on August 9, Philip Morris lost nearly $12 billion of market capitalization due to the $750,000 plaintiff victory against BAT in a wrongful injury suit in Florida, and having reduced our position in Philip Morris above $100 in early summer we had the opportunity to buy it back in the high $80's and low $90's. We base our positive outlook for Philip Morris on the following:

    - After posting EPS of $5.45 in 1994 and $6.51 in 1995, Philip Morris should earn $7.70 this year,

      $9.00 in 1997 and $10.50 in 1998. This is phenomenal growth for a large, stable consumer products company.

    - Looking at projected 1997 earnings, if Philip Morris (now at $93) were valued like the stocks of some of its consumer products brethren, it would look like this: using PepsiCo's P/E, the stock would now trade at $171; it would be $185 using Campbell's P/E and $273 using Coca Cola's. We think Philip Morris will outgrow PepsiCo and Campbell over the next five years, and will approach or match Coca Cola's growth rate.

    - This means that Philip Morris stock could be viewed as discounting potential legal liabilities of $64 - $148 billion on a net present value basis. But Philip Morris is growing 15-20% annually and has a dividend yield of over 5%. Hence, if Philip Morris were to set aside now in escrow this amount of money, the stock should return over 20% annually from here.

    - For tobacco plaintiffs, the battle will remain uphill despite the recent "victory" in Florida. It is not widely acknowledged that several weeks after the Carter case was won by the plaintiff, the industry won the next case. Nor is it frequently mentioned that the huge Castano class action suit was decertified this summer. If tobacco plaintiffs win some cases and lose some cases and there is no class action, Philip Morris stock is a home run.

    - Philip Morris is the largest taxpayer in America and the tobacco industry reportedly accounts for 11% of all corporate taxes. Is this enough of a payback to the country for the alleged damages caused by a legal product for which the government has mandated a warning since the mid-1960s? The reason that tobacco plaintiffs will end up not getting much of the industry's money is that a system is already in place for compensation for damages. If U.S. tobacco companies are weakened or taken down by litigation, foreign competition will move in. Cigarettes will still be smoked, but there would be a massive transfer of wealth from evenly distributed tax payments into the hands of trial lawyers and smokers.

As an institutional money manager, I have been overweight the tobacco stocks, particularly Philip Morris, since just before the last BARRON's cover story on May 16, 1994. There have been times to cut back on the group, like this summer with Philip Morris going up every day and trading as high as $107. In my view, now is the time to buy tobacco stocks very aggressively. Fear is high, the stocks are very cheap and fundamentals are extremely strong.

Kurt Feuerman
PORTFOLIO MANAGER

October 1996

INVESTMENTS (UNAUDITED)
----------
SEPTEMBER 30, 1996

                                                                     VALUE
 SHARES                                                              (000)
-------                                                             --------
 COMMON STOCKS (92.5%)
   CAPITAL GOODS-CONSTRUCTION (7.9%)
   AEROSPACE & DEFENSE (7.7%)
  9,600    McDonnell Douglas Corp.                                  $    504
 32,300    United Technologies Corp.                                   3,880
                                                                    --------
                                                                       4,384
                                                                    --------
   BUILDING & CONSTRUCTION (0.2%)
  6,700    AMRE, Inc.                                                     93
                                                                    --------
   TOTAL CAPITAL GOODS-CONSTRUCTION                                    4,477
                                                                    --------
   CONSUMER-CYCLICAL (33.8%)
   BROADCAST-RADIO & TELEVISION (0.9%)
  9,200    Heftel Broadcasting Corp., Class A                            401
  3,400    Telemundo Group, Inc., Class A                                117
                                                                    --------
                                                                         518
                                                                    --------
   ENTERTAINMENT & LEISURE (7.8%)
  5,700    Family Golf Centers, Inc.                                     165
127,400    GTECH Holdings Corp.                                        4,093
  6,700    WMS Industries, Inc.                                          181
                                                                    --------
                                                                       4,439
                                                                    --------
   FOOD SERVICE & LODGING (12.8%)
 76,600    Boston Chicken, Inc.                                        2,700
  5,000    Einstein/Noah Bagel Corp.                                     154
 15,700    Foodmaker, Inc.                                               157
 63,700    HFS, Inc.                                                   4,260
                                                                    --------
                                                                       7,271
                                                                    --------
   LEISURE RELATED (5.3%)
146,700    International Game Technology                               3,007
                                                                    --------
   PHOTOGRAPHY & OPTICAL (0.9%)
 31,000    PCA International, Inc.                                       512
                                                                    --------
   PUBLISHING (4.5%)
246,200    K-III Communications Corp.                                  2,554
                                                                    --------
   RETAIL-GENERAL (1.6%)
 52,300    Food Lion, Inc., Class B                                      464
 16,200    PetSmart, Inc.                                                419
                                                                    --------
                                                                         883
                                                                    --------
   TOTAL CONSUMER-CYCLICAL                                            19,184
                                                                    --------
   CONSUMER-STAPLES (25.3%)
   BEVERAGES (1.7%)
 21,100    Coca Cola Enterprises, Inc.                                   955
                                                                    --------
   FOOD (1.7%)
 12,300    Campbell Soup Co.                                             959
                                                                    --------

                                                                     VALUE
 SHARES                                                              (000)
-------                                                             --------
   HEALTH CARE SUPPLIES & SERVICES (0.9%)
 12,000    Becton Dickinson & Co.                                   $    531
                                                                    --------
   PERSONAL CARE PRODUCTS (1.5%)
 12,100    Gillette Co.                                                  873
                                                                    --------
   TOBACCO (19.5%)
 88,500    Philip Morris Cos., Inc.                                    7,943
119,700    RJR Nabisco Holdings Corp.                                  3,112
                                                                    --------
                                                                      11,055
                                                                    --------
   TOTAL CONSUMER-STAPLES                                             14,373
                                                                    --------
  DIVERSIFIED (11.6%)
 31,700    AlliedSignal, Inc.                                          2,088
     34    Berkshire Hathaway, Inc., Class A                           1,093
 38,700    Loews Corp.                                                 2,995
 14,600    U.S. Industries, Inc.                                         383
                                                                    --------
  TOTAL DIVERSIFIED                                                    6,559
                                                                    --------
   FINANCE (9.7%)
   BANKING (1.9%)
  4,200    Wells Fargo & Co.                                           1,092
                                                                    --------
   FINANCIAL SERVICES (3.3%)
 27,500    American Express Co.                                        1,272
  8,800    Franklin Resources, Inc.                                      584
                                                                    --------
                                                                       1,856
                                                                    --------
   INSURANCE (4.1%)
 19,900    Ace Ltd.                                                    1,052
  7,800    CMAC Investment Corp.                                         495
 14,300    PMI Group (The), Inc.                                         760
                                                                    --------
                                                                       2,307
                                                                    --------
   REAL ESTATE (0.4%)
  8,300    Insignia Financial Group, Inc., Class A                       212
                                                                    --------
   TOTAL FINANCE                                                       5,467
                                                                    --------
  MATERIALS (1.7%)
   CHEMICALS (1.0%)
  6,400    Olin Corp.                                                    538
                                                                    --------
   FOREST PRODUCTS & PAPER (0.7%)
 19,100    American Pad & Paper Co.                                      406
                                                                    --------
   TOTAL MATERIALS                                                       944
                                                                    --------

                                                                     VALUE
 SHARES                                                              (000)
-------                                                             --------
   TECHNOLOGY (2.5%)
   ELECTRONICS (1.0%)
  5,700    Intel Corp.                                              $    544
                                                                    --------
   OFFICE EQUIPMENT (1.5%)
  4,400    International Business Machines Corp.                         548
  4,900    U.S. Robotics Corp.                                           316
                                                                    --------
                                                                         864
                                                                    --------
   TOTAL TECHNOLOGY                                                    1,408
                                                                    --------
TOTAL COMMON STOCKS (Cost $49,489)                                    52,412
                                                                    --------
 FACE
AMOUNT
 (000)
-------
 SHORT-TERM INVESTMENT (4.9%)
   REPURCHASE AGREEMENT (4.9%)
$ 2,764    Chase Securities, Inc. 5.40%, dated 9/30/96, due
            10/01/96, to be repurchased at $2,764, collateralized
            by $2,255 U.S. Treasury Bonds, 9.25%, due 2/15/16,
            valued at $2,781 (Cost $2,764)                             2,764
                                                                    --------
TOTAL INVESTMENTS (97.4%) (Cost $52,253)                              55,176
                                                                    --------
OTHER ASSETS AND LIABILITIES (2.6%)
 Other Assets                                                          2,070
 Liabilities                                                            (582)
                                                                    --------
                                                                       1,488
                                                                    --------
NET ASSETS (100%)                                                   $ 56,664
                                                                    --------
                                                                    --------
CLASS A:
-----------------------------------------------------------------
NET ASSETS                                                          $ 48,813
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 3,179,945 outstanding $0.001 par value shares
    (authorized 500,000,000 shares)
                                                                      $15.35
                                                                    --------
                                                                    --------
CLASS B:
-----------------------------------------------------------------
NET ASSETS                                                            $7,851
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 512,063 outstanding $0.001 par value shares
    (authorized 500,000,000 shares)
                                                                      $15.33
                                                                    --------
                                                                    --------